SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported)  May 31, 1997


                    Commerce Bancshares, Inc.
      (Exact name of registrant as specified in its charter)

         Missouri                         43-0889454
(State of Incorporation)      (IRS Employer Identification No.)

                              0-2989
                     (Commission File Number)

               1000 Walnut, Kansas City, MO  64106
      (Address of principal executive offices and Zip Code)

                          (816) 234-2000
       (Registrant's telephone number, including area code)

Item  5.  Other Events

The following Commerce Bancshares, Inc. and subsidiaries consolidated balance sheet and statements of income are presented in accordance with Article X, Section 10.3 of the definitive agreement to acquire Shawnee Bank Shares, Inc. This acquisition was effective May 1, 1997 and was accounted for as a pooling of interests. The Commerce Bancshares, Inc. and subsidiaries consolidated financial statements have not been restated due to immateriality.



             COMMERCE BANCSHARES, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEET

                                                     May 31, 1997
                                                     ------------
(Unaudited) (In thousands)
ASSETS
Loans, net of unearned income.....................    $5,722,906
Allowance for loan losses.........................      (103,815)
                                                      ----------
   Net loans......................................     5,619,091
                                                      ----------
Investment securities:
  Available for sale..............................     2,647,005
  Trading account.................................         7,857
  Other non-marketable............................        41,622
                                                      ----------
   Total investment securities....................     2,696,484
                                                      ----------
Federal funds sold and securities
   purchased under agreements to resell...........       205,785
Cash and due from banks...........................       742,346
Land, buildings and equipment - net...............       214,252
Goodwill and core deposit - net...................        83,904
Other assets......................................       127,130
                                                      ----------
   Total assets...................................    $9,688,992
                                                      ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
 Non-interest bearing demand......................    $1,813,207
 Savings and interest bearing demand..............     4,045,643
 Time open and C.D.'s of less than $100,000.......     2,188,211
 Time open and C.D.'s of $100,000 and over........       205,143
                                                      ----------
   Total deposits.................................     8,252,204
Federal funds purchased and securities sold
 under agreements to repurchase...................       414,498
Long-term debt and other borrowings...............        13,531
Other liabilities.................................        76,911
                                                      ----------
   Total liabilities..............................     8,757,144
                                                      ----------
Stockholders' equity:
 Preferred stock..................................           ---
 Common stock.....................................       187,827
 Capital surplus..................................        66,944
 Retained earnings................................       682,250
 Treasury stock...................................        (9,624)
 Unearned employee benefits.......................          (564)
 Unrealized securities gain - net of tax..........         5,015
                                                      ----------
   Total stockholders' equity.....................       931,848
                                                      ----------
   Total liabilities and stockholders' equity.....    $9,688,992
                                                      ==========

             COMMERCE BANCSHARES, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF INCOME


                                                 For the          For the
                                                  Month         Five Months
                                                  Ended            Ended
                                                --------         ---------
                                                       May 31, 1997
                                                --------------------------

(Unaudited) (In thousands)
INTEREST INCOME
Interest and fees on loans..............         $41,915         $199,130
Interest on investment securities.......          14,174           68,502
Interest on federal funds sold and securities
 purchased under agreements to resell...             724            6,978
                                                  ------          -------
   Total interest income................          56,813          274,610
                                                  ------          -------

INTEREST EXPENSE
Interest on deposits:
  Savings and interest bearing demand...          11,287           54,814
  Time open and C.D.'s of less than $100,000      10,015           47,593
  Time open and C.D.'s of $100,000 and over          920            4,430
Interest on federal funds purchased and
  securities sold under agreements to repurchase   1,581            8,560
Interest on long-term debt and other borrowings       79              395
                                                  ------          -------
   Total interest expense...............          23,882          115,792
                                                  ------          -------
   Net interest income..................          32,931          158,818
Provision for loan losses...............           2,508           12,329
                                                  ------          -------
     Net interest income after provision
     for loan losses....................          30,423          146,489
                                                  ------          -------
NON-INTEREST INCOME
Trust fees..............................           3,212           16,038
Deposit account charges and other fees..           4,926           22,925
Credit card transaction fees............           2,440           10,924
Trading account profits and commissions.             497            2,931
Net gains on securities transactions....             188              305
Other...................................           3,183           16,373
                                                  ------           ------
  Total non-interest income.............          14,446           69,496
                                                  ------           ------
NON-INTEREST EXPENSE
Salaries and employee benefits..........          14,140           72,201
Net occupancy...........................           1,579            8,758
Equipment...............................           1,407            6,810
Supplies and communication..............           1,917           10,538
Data processing.........................           1,949            9,444
Marketing...............................             956            4,429
Goodwill and core deposit...............             805            4,024
Other...................................           3,972           21,707
                                                  ------          -------
  Total non-interest expense............          26,725          137,911
                                                  ------          -------
Income before income taxes..............          18,144           78,074
Less income taxes.......................           6,343           27,547
                                                  ------          -------
  Net income............................         $11,801         $ 50,527
                                                 =======         ========
Net income per common and common equivalent
  share                                            $ .31            $1.34
                                                 =======         ========

Item 7.  Financial Statements and Exhibits

(a) Financial statements of businesses acquired.
    None

(b) Pro forma financial information.
    None

(c) Exhibits.
    (27) Financial Data Schedule


                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      COMMERCE BANCSHARES, INC.

Date:  June 18, 1997                  By s/Jeffery D. Aberdeen
                                         ---------------------
                                           Jeffery D. Aberdeen
                                              Controller
                                      (Chief Accounting Officer)